                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             -----------------------

Date of Report (Date of earliest event reported):

October 19, 2000


-------------------------------------------------------------------------------


                         Intermedia Communications Inc.
             (Exact name of registrant as specified in its charter)


-------------------------------------------------------------------------------


               Delaware                                     59-2913586
               --------                               ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)

                                     0-20135
                                     -------
                            (Commission File Number)


                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of principal executive offices)

                                 (813) 829-0011
                               (Telephone Number)

ITEM 5.   Other Events


          On September 1, 2000, Intermedia Communications Inc. entered into a Merger Agreement (the "Merger Agreement") with WorldCom, Inc. The following consolidated complaint, attached hereto as Exhibit 99.1 has been filed in connection with the Merger Agreement and is incorporated herein.


ITEM 7.   Financial Statements and Exhibits

Exhibit   99.1 In re Digex, Inc. Shareholders Litigation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 23, 2000


                                          INTERMEDIA COMMUNICATIONS, INC.
                                                   (Registrant)


                                          /s/ ROBERT M. MANNING
                                          -------------------------------------
                                          Senior Vice President and Chief
                                          Financial Officer